Consolidated Balance Sheet (Parentheticals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Fair value of securities held to maturity (in Dollars)	$ 43,833,969	$ 40,482,091
Allowance for loan losses (in Dollars)	$ 2,275,176	$ 2,665,607
Common stock, par value (in Dollars per share)	$ 0	$ 0
Common stock, shares authorized	1,000,000	1,000,000
Common stock, shares issued	718,431	718,431
Treasury stock, shares	104,660	102,486